EXHIBIT 13.1

CERTIFICATION

In connection with the annual report of Baozun Inc. (the “Company”) on Form 20-F for the year ended December 31, 2018, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Vincent Wenbin Qiu, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 3, 2019	By:	/s/ Vincent Wenbin Qiu
	Name:	Vincent Wenbin Qiu
	Title:	Chief Executive Officer